EXHIBIT 32.1

Certification by Chief Executive Officer of Quarterly Report

I, Richard McBee, Chief Executive Officer of Mitel Networks Corporation (“Mitel”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of Mitel, for the fiscal quarter ended September 30, 2016 filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mitel.

November 3, 2016	/s/ Richard McBee
Date	Richard McBee
Chief Executive Officer